UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 22, 2007

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1201 Charleston Road

Mountain View, CA  94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 23, 2007, the Company issued a press release announcing its amended financial results for year ended December 31, 2006. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During the course of the year end audit, Omnicell detected an accounting error that understated revenue associated with interest on leases in each of the first three quarters of 2006. We adjusted amounts previously reported for total revenues, gross profit, income from operations, net income, net income per share-basic and net income per share-diluted for the quarters ended March 31, June 30, and September 30, 2006. The adjustment resulted from recognition of interest income associated with our net investment in sales-type leases. This adjustment increased our total revenues, gross profits, income from operations and net income by $0.2 million, $0.3 million and $0.3 million in the quarters ended March 31, June 30, and September 30, 2006, respectively. The adjustment increased net income per share-basic and net income per share-diluted by $0.01 in each of the quarters ended March 31, June 30, and September 30, 2006.

As a result of these corrections, we filed amended quarterly information for the quarters ended March 31, June 30, and September 30, 2006 in our Form 10-K for the fiscal year ended December 31, 2006.

Investors should look to our Form 10-K filed on March 23, 2007 and discontinue use of the Company’s previously issued financial statements for the periods ended March 31, June 30, and September 30, 2006.

The Company’s management discussed the matters disclosed in this item 4.02 with its independent registered accounting firm, Ernst & Young LLP and arrived at an agreement regarding the proposed revision.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press Release of Omnicell, Inc., dated March 23, 2007 “Omnicell announces adjustments resulting in increases to previously reported 2006 Financial Results”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: March 23, 2007	By:	/s/ Robin G. Seim
Robin G. Seim
Vice President of Finance and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Omnicell, Inc., dated March 23, 2007 “Omnicell announces adjustments resulting in increases to previously reported 2006 Financial Results”.